UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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AIR INDUSTRIES GROUP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIR INDUSTRIES GROUP
1479 North Clinton Avenue
 Bay Shore, NY 11706

June 20, 2014

Dear Stockholders:

On behalf of the Board of Directors, you are cordially invited to attend the 2014 Annual Meeting of Stockholders of Air Industries Group. The Annual Meeting will be held on Tuesday, August 5, 2014, at 1:00 p.m. Eastern Time at the offices of Air Industries Group, 1460 5th Avenue, Bay Shore, New York 11706. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the Annual Meeting, stockholders will have the opportunity to ask questions and comment on our business operations.

It is important that your views be represented. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on August 4, 2014. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and cast your vote in person. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment in Air Industries Group and urge you to cast your vote as soon as possible.

Sincerely,

Peter D. Rettaliata
President and Chief Executive Officer

AIR INDUSTRIES GROUP
1479 North Clinton Avenue
 Bay Shore, NY 11706

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2014 Annual Meeting of Stockholders of Air Industries Group will be held at the offices of Air Industries Group, 1460 5th Avenue, Bay Shore, New York 11706 on Tuesday, August 5, 2014 beginning at 1:00 p.m. Eastern Time for the following purposes:

1. to elect seven directors;

2. to ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.  to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 9, 2014 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

Peter D. Rettaliata
President and Chief Executive Officer

June 20, 2014

Please mark, sign and date the enclosed proxy card and
return it promptly in the enclosed self-addressed, stamped envelope.

 To vote via the Internet or telephone:
Internet: www.proxyvote.com
Phone: 1-800-690-6903

[Intentionally blank]

AIR INDUSTRIES GROUP

1479 North Clinton Avenue
 Bay Shore, NY 11706

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Air Industries Group, a Nevada corporation (the “Company,”  “we,” “our” or “us”), of proxies to be voted at our 2014 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Tuesday, August 5, 2014, beginning at 1:00 p.m., Eastern Time, at our offices, 1460 5th Avenue, Bay Shore, New York 11706.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and accompanying proxy are being mailed to holders of our common stock, par value $0.001 per share (“Common Stock”), on or about June 20, 2014. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of Common Stock at the close of business on June 9, 2014 are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

2.	How many shares of Common Stock are “outstanding”?

As of June 9, 2014, there were 7,093,245 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Air Industries Group.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2014, but may not vote your shares on the election of directors or any of the other proposals to be voted on at the Annual Meeting.

4.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By telephone or on the Internet

Air Industries Group has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 4, 2014.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.

Telephone.    You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet.    The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

5.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	giving written notice to the Corporate Secretary of the Company;

•	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

6.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, in which case a broker non-vote will occur and your shares will not be voted on these matters.

7.	What is a quorum for the Annual Meeting?

The presence of the holders of Common Stock representing a majority of the voting power of all shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

8.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of Votes Cast	No
Ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm	Majority of Votes Cast	Yes

If you abstain from voting or there is a broker non-vote on any matter, your abstention or the broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast.

Election of Directors

          Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven persons receiving the highest number of affirmative "for" votes at the Annual Meeting will be elected.  Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

Ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm

The votes cast “for” must exceed the votes cast “against” to approve the ratification of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

9.	How will my shares be voted at the Annual Meeting?

At the Meeting, the Board of Directors (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•	FOR the election of each of the director nominees named in this Proxy Statement; and

•	FOR the ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

10.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

11.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of mailing the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Financial Solutions to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING
PROPOSAL ONE:

Election of Directors

Nominees

At the Annual Meeting, seven directors, who have been nominated by the Nominating Committee of the Board of Directors, are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his successor has been elected and qualified. All of the nominees for director currently serve as directors.

Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The seven nominees receiving the highest number of affirmative "for" votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Our directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies.

Nominee	Age	Director Since
Mic Michael N. Taglich	48	2008
Pete Peter D. Rettaliata	63	2005
Sey Seymour G. Siegel	71	2005
Rob Robert F. Taglich	47	2008
Dav David J. Buonanno	58	2008
Rob Robert C. Schroeder	47	2008
Michael Brand	54	May 2012

            Michael N. Taglich has been Chairman of our Board of Directors since September 22, 2008. He is Chairman and President of Taglich Brothers, Inc. ("Taglich Brothers"), a New York City based securities firm which he co-founded in 1992 and which is focused on public and private micro-cap companies. From 1987 to 1992, Mr. Taglich served as a vice president at Weatherly Securities. He brings a broad depth and breadth of capital and business background to the Board, with extensive experience in exit strategies. Mr. Taglich is currently Chairman of the Board of SCOLR Pharma Inc, a publicly traded pharmaceutical company, and BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure. He also serves as a director of Autonet Mobile, Inc. Mr. Taglich holds a B.S. degree in General and International Business from New York University and holds Series 27 and Series 7 securities licenses. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a director.

Peter D. Rettaliata has been our President and Chief Executive Officer since November 30, 2005. He also has been the President of our wholly-owned subsidiary, AIM, since 1994. Prior to his involvement at AIM, Mr. Rettaliata was employed by Grumman Aerospace Corporation for twenty - two years. Professionally, Mr. Rettaliata is the Chairman of "ADAPT", an organization of regional aerospace companies, a past member of the Board of Governors of the Aerospace Industries Association, and a member of the Executive Committee of the AIA Supplier Council. He is a graduate of Niagara University where he received a B.A. in History and the Harvard Business School where he completed the PMD Program.  Mr. Rettaliata’s extensive experience in the aerospace industry and his knowledge of our operations qualify him to serve as a director.

Seymour G. Siegel is a CPA, inactive, and a principal emeritus at Rothstein Kass, a national firm of accountants and consultants, where he is a trusted advisor to business owners and responsible for business introductions. Mr. Siegel was a founder of Siegel Rich & Co. CPA’s, which eventually merged into what is now known as WeiserMazars LLP, a large regional firm.  He was a senior partner there until selling his interest and co-founding a business advisory firm, which later became a part of Rothstein Kass. He has been a director and officer of numerous businesses, philanthropic and civic organizations.  As a professional director, he has served on the boards of about a dozen public companies over the last 25 years, generally as audit committee chairman.  He is currently a director and chairman of the audit committee of Premier Alliance Group, Inc.  He received his Bachelor of Business Administration from the Bernard M. Baruch School of the City College of New York. Mr. Siegel is the Chairman of the Audit Committee of our Board.  Mr. Siegel’s extensive knowledge and experience in accounting matters and familiarity with the issues of manufacturing businesses qualify him to serve as a director of our company.

Robert F. Taglich is a managing director of Taglich Brothers, a New York City based securities firm which he co-founded in 1992.  Prior to founding Taglich Brothers, Mr. Taglich was a vice president at Weatherly Securities. Mr. Taglich has served in various positions in the brokerage securities industry for the past 25 years. He currently sits on the board of privately held BioVentrix, Inc., a medical device company whose products are directed at heart failure. Mr. Taglich holds a Bachelor’s degree from New York University. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a director.

            David J. Buonanno is the Founder and President of Buonanno Enterprises Consulting, providing strategic management, supply chain/operations and recruitment services to aerospace and defense industry clients.  He is a member of the Executive Advisory Board of Bridgeways, Inc. Mr. Buonanno has extensive experience in manufacturing, supply management and operations. He was employed by Sikorsky Aircraft, Inc., a subsidiary of United Technologies Corporation, as Vice President, Supply Management and International Offset (from January 1997 to July 2006) and as Director, Systems Subcontracts (from November 1992 to January 1997).  From May 1987 to November 1992, he was employed by General Electric Company serving as Operations Manager and Manager, Program Materials Management of GE’s Astro Space Division. From June 1977 to May 1987, he was employed by RCA and affiliated companies.  Mr. Buonanno attended Lehigh University College of Electrical Engineering and holds a B.S. in Business Administration from Rutgers University. He completed the Program for Management Development at Harvard Business School in 1996.  Mr. Buonanno’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a director.

Robert C.  Schroeder is Vice President - Investment Banking of Taglich Brothers, Inc. and specializes in advisory services and capital raising for small public and private companies. Prior to that, Mr. Schroeder served as Senior Equity Analyst publishing sell-side research. Prior to joining Taglich Brothers, he served in various positions in the brokerage and public accounting industry. Mr. Schroeder received a B.S. degree in accounting and economics from New York University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and a member of the New York Society of Security Analysts. Mr. Schroeder’s extensive experience in the capital markets qualify him to serve as a director.

            Michael Brand was the President of Goodrich Landing Gear, a unit of Goodrich Corporation, from July 2005 to June 2012. Prior to joining Goodrich for over 25 years he held senior management positions in the Aerospace industry. He began his career at General Electric Corporation and rose to senior management in its jet engine manufacturing operations. Mr. Brand is a graduate of Clarkson University, with advanced degrees and certificates from Xavier University and the Wharton School. Mr. Brand’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a director.

Michael N. Taglich and Robert F. Taglich are brothers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Leadership Structure and Risk Oversight

The Board does not have a policy requiring separation of the roles of Chief Executive Officer and Chairman of the Board. Nevertheless, Michael N. Taglich is Chairman of the Board and Peter D. Rettaliata is Chief Executive Officer of the Company.

The Board has determined that a non-employee director serving as Chairman is in the best interests of our stockholders at this time. This structure ensures a greater role of non-employee directors in the active oversight of our business, including risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

Our Board of Directors has determined that Robert Schroeder, Seymour G. Siegel, David Buonanno and Michael Brand are "independent directors" within the meaning of NYSE MKT Rule 803A(2).

Board Meetings; Committees and Membership

The Board of Directors held three meetings during the fiscal year ended December 31, 2013 (“fiscal 2013”). During fiscal 2013, each of the directors then in office attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NYSE MKT Rule 803A(2). Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters are available on our website at airindustriesgroup.com under the heading “Investor Relations.”

Audit Committee. Messrs. Siegel, Schroeder and Buonanno are members of the Audit Committee. Mr. Siegel serves as Chairman of the Audit Committee and also qualifies as an "audit committee financial expert," as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has determined that each member of our Audit Committee meets the financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and the independence requirements under NYSE MKT Rule 803A(2). The Audit Committee held four meetings during fiscal 2013.

                    Our Audit Committee is responsible for preparing reports, statements and charters required by the federal securities laws, as well as:

•
overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

•	preparing the report that SEC rules require be included in our annual proxy statement;
•	overseeing and monitoring our independent registered public accounting firm's qualifications, independence and performance;
•	providing the Board with the results of its monitoring and its recommendations; and
•	providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

       Compensation Committee. Our Compensation Committee is composed of Messrs. Siegel, Buonanno and Brand. The Compensation Committee is responsible for:

•	establishing the Company’s general compensation policy, in consultation with the Company’s senior management, and overseeing the development and implementation of compensation programs.
•
reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, and evaluating the performance of the CEO at least annually in light of those goals and objectives and communicating the results of such evaluation to the CEO and the Board, and has the sole authority to determine the CEO’s compensation level based on this evaluation, subject to ratification by the independent directors on the Board. In determining the incentive component of CEO compensation, the Committee will consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may determine to be appropriate.

•	reviewing and approving the compensation of all other executive officers of the Company, such other managers as may be directed by the Board, and the directors of the Company.
•
overseeing the Board’s benefit and equity compensation plans, overseeing the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Committee by any of these plans.

•
approving issuances under, or any material amendments to, any stock option or other similar plan pursuant to which a person not previously an employee or director of the Company, as an inducement material to the individual’s entering into employment with the Company, will acquire stock or options.

•
in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve related tax objectives.

•	reviewing and approving any severance or similar termination payments proposed to be made to any current or former officer of the Company.
•	preparing an annual report on executive compensation for inclusion in our proxy statement for the election of directors, if required under the applicable SEC rules.

The Compensation Committee held one meeting during fiscal 2013.

       Nominating Committee. Our Nominating Committee was organized in April 2013 and is composed of Messrs. Schroeder, Siegel and Brand.  The purpose of the Nominating Committee is to seek and nominate qualified candidates for election or appointment to our Board of Directors. The Nominating Committee will seek candidates for election and appointment that possess the integrity, leadership skills and competency required to direct and oversee the Company’s management in the best interests of its stockholders, customers, employees, communities it serves and other affected parties. The Nominating Committee held one meeting during fiscal 2013.

A candidate must be willing to regularly attend Committee and Board of Directors meetings, to develop a strong understanding of the Company, its businesses and its requirements, to contribute his or her time and knowledge to the Company and to be prepared to exercise his or her duties with skill and care.  In addition, each candidate should have an understanding of all corporate governance concepts and the legal duties of a director of a public company.

Stockholders may contact the Nominating Committee Chairman, the Chairman of the Board or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee’s qualifications and a method to contact that nominee if the Nominating Committee so chooses.

Stockholder Communications

        Any stockholder who desires to contact any of our Directors can write to Air Industries Group, 1479 North Clinton Avenue, Bay Shore, NY 11706 Attention: Stockholder Relations. Your letter should indicate that you are an Air Industries Group stockholder. Depending on the subject matter, our stockholder relations personnel will:

•	forward the communication to the Director(s) to whom it is addressed;
•	forward the communication to the appropriate management personnel;
•	attempt to handle the inquiry directly, for example where it is a request for information about the Company, or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Director Compensation

Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation for serving as directors and may receive option grants from our company. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors. In addition, non-employee directors are entitled to be reimbursed for their actual travel expenses for each Board of Directors meeting attended.

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2013.

DIRECTOR COMPENSATION
				Non-Equity	Non-Qualified
	Fees Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)	($)	($)	($)	Earnings ($)	($)	Total ($)
Michael N. Taglich	57,500	-	3,301	-	-	-	60,801
Robert F. Taglich	57,500	-	3,301	-	-	-	60,801
Robert Schroeder	24,000	-	3,301	-	-	-	27,301
David J. Buonanno	24,000	-	3,301	-	-	-	27,301
Seymour G. Siegel	36,000	-	3,301	-	-	-	39,301
Michael Brand	33,750	-	3,301	-	-	-	37,051

Policy Regarding Attendance of Directors at Annual Meetings of Stockholders

We have not established a formal policy regarding director attendance at our annual meetings of stockholders, although we encourage our directors to attend the annual meeting.

Information Concerning Executive Officers

Our executive officers are set forth in the table below along with their ages and positions. Each executive officer holds the offices set forth opposite his name until his successor is chosen and qualified at a meeting of the Board of Directors.

Name	Age	Position
Pete Peter D. Rettaliata	63	Chief Executive Officer, President and a Director
Dari Dario Peragallo	51	President, Air Industries Machining, Corp
Gary Settoducato	53	President, Welding Metallurgy, Inc.
ScotScott A. Glassman	37	Chief Accounting Officer

Peter D. Rettaliata is our Chief Executive Officer, President and a Director. See “Proposal One: Election of Directors — Nominees” for a discussion of Mr. Rettaliata’s business experience.

Dario Peragallo has been President of AIM since December 8, 2008. Prior to becoming President of AIM, he was Executive Vice President of Manufacturing for AIM. Mr. Peragallo has been associated with AIM for over 25 years. He became AIM's Director of Manufacturing in 2000.  Mr. Peragallo became Executive Vice President with overall responsibility for engineering, manufacturing and customer-critical technical matters in 2003. He has been an active member of Diversity Business since 2000, an organization specializing in the promotion of small and minority owned businesses. He is a graduate of SUNY Farmingdale where he received a B.A. in Manufacturing Engineering. Mr. Peragallo oversees all engineering and production matters relating to AIM.

Gary Settoducato has been the President of WMI since August 2007. Prior to this appointment, Mr. Settoducato had been a senior executive of Air Industries Machining, Corp., the Company's primary operating subsidiary, and was responsible for contracts, procurement and integration. Mr. Settoducato has been associated with Air Industries for 17 years, and has been in the aerospace industry for a total of 28 years. He is a graduate of Northrop Grumman’s procurement training program, and has held senior management positions at several other aerospace manufacturers prior to his current tenure at Air Industries. Mr. Settoducato graduated summa cum laude from the C.W. Post Center of Long Island University in 1983 with a double major in marketing and management, and was the Valedictorian of his graduating class.

Scott Glassman has been our Chief Accounting Officer since December 8, 2008. Mr. Glassman had served as Controller of the Company since February 2007. Prior to joining the Company, Mr. Glassman was employed by First Data Corporation as Accounting Manager from June 2005 to January 2007, by Veeco Instruments Inc. as an SEC Reporting Specialist from January 2004 to May 2005, and by Grant Thornton LLP in a variety of positions from June 1999 to December 2003, most recently as an audit manager.

Summary Compensation Table

The following summary compensation table shows, for the periods indicated, information regarding the compensation awarded to, earned by or paid to our principal executive officer, our two most highly compensated executive officers other than our principal executive officer and our two most highly compensated employees not serving as executive officers of Air Industries Group. We refer to our principal executive officer and two most highly compensated executive officers other than our principal executive officer as our “named executive officers.”

						Non-equity	Nonqualified
						Incentive	deferred
				Stock	Option	Plan	compensation	All other
Name and principal Position	Year	Salary	Bonus	awards	awards	Information	earnings	compensation		Total
		($)	($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Peter D. Rettaliata	2013	237,203	12,000	-	13,968	-	-	-		263,171
CEO	2012	230,901	32,500	-	-	-	-	-		263,401
Dario A. Peragallo	2013	235,676	11,000	-	16,761	-	-	5,988	(1)	269,425
President of AIM	2012	228,236	32,500	-	-	-	-	5,988	(1)	266,724
Scott A. Glassman	2013	143,937	6,400	-	3,723	-	-	3,000	(1)	157,060
Chief Accounting Officer	2012	124,100	8,000	-	-	-	-	3,000	(1)	135,100
Gary Settoducato	2013	196,028	7,500	-	16,761	-	-	6,586	(1)	226,875
President of WMI	2012	178,365	35,000	-	-	-	-	6,348	(1)	219,713

(1) Represents car allowance.

 None of our executive officers or key employees named in the above table has an employment agreement providing for a fixed term of employment.  All are employees at will terminable at any time without any severance, other than that payable to employees generally.

The annual base compensation of Messrs. Rettalliata, Peragallo, Glassman and Settaducotto is $240,000, $240,000, $145,000 and $175,000, respectively, and each individual is eligible for such cash bonuses and equity incentive awards as the Board from time to time determines to be appropriate.  In addition, each of these individuals receives a car allowance of no more than $7,500 per annum and is eligible to participate in such health and welfare plans as are made available to our executives generally.

Equity Awards – 2013

The following table shows the grant of equity awards in the form of options to our named executive officers during 2013. We did not grant any equity awards in the form of shares to any of the named executive officers during 2013 and consequently have omitted those columns from the table which would have described such awards.

GRANT OF PLAN-BASED AWARDS

		All Other Option
		Awards: Number of	Grant Date Fair Value
		Securities Underlying	of Stock and Option
Name	Grant Date	Options (#)	Awards ($)
Peter D. Rettaliata	10/1/2013	18,750	13,968
Dario A. Peragallo	10/1/2013	22,500	16,761
Scott A. Glassman	10/1/2013	5,000	3,723
Gary Settoducato	10/1/2013	22,500	13,761

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2013.

Option Awards					Stock Awards

					Equity Incentive	Equity Incentive Plan Awards:
	Number of	Number of			Plan Awards:	Market or
	Securities	Securities			Number of	Payout Value of
	Underlying	Underlying			Unearned Shares	Unearned Shares,
	Unexercised Options (#)	Unexercised Options (#)	Option Exercise	Option Expiration	Units or Other Rights That Have	Units or Other Rights
Name	Exercisable	Unexercisable	Price	Date	Not Vested (#)	That Have Not Vested
Peter D. Rettaliata	375	-	88.00	9/26/2015	-	-
Peter D. Rettaliata	375	-	171.20	9/15/2015	-	-
Peter D. Rettaliata	375	-	190.80	9/15/2015	-	-
Peter D. Rettaliata	375	-	114.00	9/15/2015	-	-
Peter D. Rettaliata	1,500	-	90.00	9/15/2015	-	-
Peter D. Rettaliata	51,716	-	4.50	7/29/2015	-	-
Peter D. Rettaliata	-	18,750	6.60	9/30/2018	-	-
Dario Peragallo	375	-	88.00	9/26/2015	-	-
Dario Peragallo	375	-	171.20	9/15/2015	-	-
Dario Peragallo	375	-	190.80	9/15/2015	-	-
Dario Peragallo	375	-	114.00	9/15/2015	-	-
Dario Peragallo	1,500		90.00	9/15/2015	-	-
Dario Peragallo	51,716	-	4.50	7/29/2015	-	-
Dario Peragallo	-	22,500	6.60	9/30/2018	-	-
Scott Glassman	25	-	110.40	12/31/2015	-	-
Scott Glassman	12,168	-	4.50	7/29/2015	-	-
Scott Glassman	-	5,000	6.60	9/30/2018	-	-
Gary Settaducato	75	-	96.00	12/31/2015	-	-
Gary Settaducato	113	-	110.40	12/31/2015	-	-
Gary Settaducato	44,589	-	4.50	12/31/2015	-	-
Gary Settaducato	-	22,500	6.60	9/30/2018	-	-

2013 Equity Incentive Plan

Our Board of Directors adopted the 2013 Equity Incentive Plan, (“the “2013 Plan”), in June 2013, and the plan was approved by the Company’s stockholders on July 2013. The 2013 Plan is virtually identical to and replaced the 2010 Equity Incentive Plan which was adopted in July of 2010. The Company reserved 600,000 shares of its Common Stock for various issuances.  The 2013 Plan permits the Company to grant non-qualified and incentive stock options to employees, directors and consultants. The Plan is administered by the Compensation Committee of the Board and has a term of ten years from the date it was adopted by the Board.

We adopted the Plan to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, since the beginning of our last fiscal year, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

The Audit Committee is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K ), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise.

In connection with the private placement of our common stock in connection with the acquisition of Nassau Tool Works, Inc., we paid Taglich Brothers, Inc., as placement agent, a commission of 8.0% or $569,208. In addition, we agreed to issue to Taglich Brothers, Inc., 12,000 shares of common stock of the Company as a non-accountable expense allowance and five-year warrants to purchase 118,585 shares of Common Stock, 10.0% of the number of shares sold in the Offering, at an exercise price of $6.30.

On January 1, 2014, we entered into a Capital Market Advisory Agreement with Taglich Brothers pursuant to which Taglich Brothers provides us, on a non-exclusive basis, business advisory services for a monthly fee of $7,000, a warrant to purchase 10,000 shares of our common stock at an exercise price of $8.72 per share, vesting quarterly over a one-year period and any reasonable out of pocket expenses.

In connection with our public offering of 1,170,000 shares of common stock completed on June 3, 2014, we paid Taglich Brothers, which acted as placement agent for the offering, $842,400, representing 8% of the gross proceeds of the offering as a sales commission, plus an additional $75,000 in reimbursement of expenses, including counsel fees. In addition, we granted Taglich Brothers placement agent warrants to purchase 46,800 shares of common stock, representing 4% of the shares sold in the offering as additional compensation. The warrants are exercisable for cash or on a cashless basis at a per share exercise price equal to $11.25, commencing May 29, 2015 and expiring May 28, 2019.

Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officers, senior financial officers and persons performing similar functions. A copy of our code of ethics is available on our website at airindustriesgroup.com under the heading “Investor Relations.” Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding beneficial ownership of our common stock as of June 9, 2014 by (i) each of our directors and executive officers, and (ii) all of our directors and executive officers as a group. Except for the directors and executive officers listed in the table below, no other individual or entity owns more than five (5%) of our outstanding shares of common stock. Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.  As of June 9, 2014, we had outstanding 7,093,245 shares of common stock. Except as stated in the table, the address of the holder is c/o our company, 1479 North Clinton Avenue, Bay Shore, New York 11706.
Name	Number of Shares	Percent of Class
Directors and Executive Officers:

Peter D. Rettaliata	56,961	(1)	*
Michael N. Taglich	456,663	(2)	6.40%
Seymour G. Siegel	10,789	(3)	*
David J. Buonanno	10,539	(3)	*
Robert F. Taglich	474,664	(2)	6.65%
Robert Schroeder	80,309	(4)	*
Michael Brand	9,750	(5)	*
Dario Peragallo	57,500	(1)	*
Gary Settoducato	44,796	(6)	*
Scott Glassman	12,205	(7)	*

All Directors and officers	1,109,510	(8)	15.05%
as a group (10 persons)

____________________
* Less than 1%
(1) Includes 54,416 shares we may issue upon exercise of options.
(2) Includes 58,726 shares owned by Taglich Brothers, Inc. and other entities controlled by Mr. Taglich, 36,190 shares we may issue upon exercise of warrants and 9,750 shares we may issue upon exercise of options.

(3) Includes 10,000 shares we may issue upon exercise of options.
(4) Includes 20,005 shares we may issue upon exercise of warrants and 9,750 shares we may issue upon exercise of options.
(5) Includes 9,750 shares we may issue upon exercise of options.
(6) Includes 44,777 shares we may issue upon exercise of options.
(7) Includes 12,193 shares we may issue upon exercise of options.
(8) Includes 56,195 shares we may issue upon exercise of warrants and 224,802 shares we may issue upon exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their holdings of, and transactions in, our common stock. Based solely upon our review of copies of such reports and written representations from reporting persons that were provided to us, we believe that our officers, directors and 10% stockholders complied with these reporting requirements with respect to 2013, except that that the statement of changes in beneficial ownership on Form 4 filed by Michael N. Taglich, Robert F. Taglich and Robert Schroeder reporting the grant of stock options was filed 10 days late in the case of Messrs. Taglich and 9 days late in the case of Mr. Schroeder.

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of NYSE MKT 803A(2). The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2013 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2013 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Rotenberg Meril Solomon Bertiger & Guttilla, P.C as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Respectfully submitted,

THE AUDIT COMMITTEE

Seymour G. Siegel, Chairman Robert C. Schroeder David J. Buonanno

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL TWO:

Independent Registered Public Accounting Firm

The Audit Committee has appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to serve as our independent registered public accounting firm and to audit our consolidated financial statements. Rotenberg Meril Solomon Bertiger & Guttilla, P.C. does not expect to have a representative present at the meeting of stockholders.

We are asking our stockholders to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Principal Accountant Fees and Services

As required by our Audit Committee charter, our Audit Committee pre-approved the engagement of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for all audit and permissible non-audit services. The Audit Committee annually reviews the audit and permissible non-audit services performed by our principal accounting firm and reviews and approves the fees charged by our principal accounting firm. The Audit Committee has considered the role of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm's independence in the conduct of its auditing functions.

During fiscal year 2013 and fiscal year 2012, the aggregate fees which we paid to or were billed by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for professional services were as follows:

	Year Ended December 31,
	2013	2012

Audit Fees (1)	$240,000	$281,630
Audit Related Fees (2)	49,602	41,411
Tax Fees (3)	43,149	47,295

	$332,751	$370,336
___________
(1) Fees for services to perform an audit or review in accordance with generally accepted auditing standards and services that generally only our independent registered public accounting firm can reasonably provide, such as the audit of our consolidated financial statements, the review of the financial statements included in our quarterly reports  and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory engagements.

(2) Fees  for assurance and related services that are traditionally performed by our independent registered public accounting firm, such as audit attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards. The fees in 2012 are for services rendered relating to the filing of our Form 10.

(3) Fees for tax compliance. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services.

The proposal to ratify the Audit Committee’s selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of Common Stock cast in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL TWO

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2015 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to Air Industries Group, 1479 North Clinton Avenue, Bay Shore, NY 11706, Attention: Corporate Secretary, which must be received at our executive office on or before March 22, 2015 (unless the Company holds its annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). The Company’s Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of the Company’s Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in the Company’s 2015 proxy solicitation materials or consideration at the 2015 annual meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) is enclosed with this Proxy Statement and is available on the Company’s website (http://www.airindustriesgroup.com). The  Company will provide copies of the exhibits to the 2013 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at (631) 968-5000 or by mail to Air Industries Group, 1479 North Clinton Avenue, Bay Shore, NY 11706. The 2013 Form 10-K and the exhibits thereto also are available free of charge from the SEC website (http://, www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (631) 968-5000 or by mail to Air Industries Group, 1479 North Clinton Avenue, Bay Shore, NY 11706.

By Order of the Board of Directors,

Pe Peter D. Rettaliata Pre President and Chief Executive Officer

June 20, 2014

YOU HAVE THE OPTION OF VOTING YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR TOLL FREE VIA TOUCH-TONE PHONE AT 1-800-690-6903. YOU MAY VOTE UP UNTIL 11:59 P.M. EASTERN TIME ON AUGUST 4, 2014.

ALTERNATIVELY, STOCKHOLDERS MAY CHOOSE TO VOTE BY MAIL VIA PROXY. IF YOU WISH TO VOTE BY PROXY, WE WILL PROMPTLY DELIVER, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE PROXY MATERIALS TO YOU. WE WILL FILL YOUR REQUEST IN THREE BUSINESS DAYS. YOU MAY REQUEST PAPER OR E-MAIL DELIVERY BY CALLING 1-800-579-1639 OR BY MAIL TO AIR INDUSTRIES GROUP, 1479 NORTH CLINTON AVENUE, BAY SHORE, NY 11706.

UPON RECEIPT OF A PROXY CARD, YOU ARE REQUESTED TO DATE AND SIGN THE PROXY AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE WHICH WE WILL PROVIDE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

AIR INDUSTRIES GROUP 1479 North Clinton Avenue Bay Shore, NY 11706	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 4, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Air Industries Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 4, 2014. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

AIR INDUSTRIES GROUP 1479 North Clinton Avenue Bay Shore, NY 11706	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 4, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Air Industries Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 4, 2014. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M46399-P18838 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIR INDUSTRIES GROUP The Board of Directors recommends you vote FOR the following:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors				☐	☐	☐
Nominees:
	01)	Michael N. Taglich	06) Robert C. Schroeder.
	02)	Peter D. Rettaliata	07) Michael Brand
	03)	Seymour G. Siegel
	04)	David J. Buonanno	.
	05)	Robert F. Taglich

The Board of Directors recommends you vote FOR proposal 2:								For	Against	Abstain

2.	Ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.							☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in item 1, and FOR item 2.

Please indicate if you plan to attend this meeting.				Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of
Stockholders and Proxy Statement are available at www.proxyvote.com.

M46400-P18838

AIR INDUSTRIES GROUP
Annual Meeting of Stockholders
August 5, 2014
This Proxy is Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Peter D. Rettaliata and Scott A. Glassman, and each of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Air Industries Group (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Eastern Time, on August 5, 2014, at the offices of the Company, 1460 5th Avenue, Bay Shore, New York 11706, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side